Exhibit 99.2

FOR IMMEDIATE RELEASE

CHC Group Files Voluntary Chapter 11 Petitions to Facilitate Restructuring
and Position Company for Long-Term Success

All Subsidiaries Continuing Normal Operations

IRVING, May 5, 2016 -- CHC Group (OTC Pink Sheets: HELIQ; the “Company” or “CHC”) today announced that the Company and certain of its wholly-owned subsidiaries have filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas to facilitate the restructuring of its balance sheet and fleet, and position the Company for long-term success. The reorganization is expected to strengthen CHC’s financial position by reducing long-term debt and enhancing financial flexibility while allowing the Company to manage and operate its fleet of aircraft.

CHC expects day-to-day operations to continue without interruption throughout the court-supervised restructuring process. The Company expects to maintain sufficient liquidity throughout the restructuring process to maintain its continuing business operations.

Karl Fessenden, President and Chief Executive Officer:

“CHC continues to be a strong company operationally and we remain fully committed to delivering safe and reliable service to our customers. Importantly, normal business operations will continue. The step we have taken today provides an orderly path to enhance our financial flexibility and establish a competitive capital and operating structure that will allow us to invest in and grow CHC’s business over the long-term. We remain committed to maintaining our position as a world class helicopter service provider – one that continues to set the standard for safety, customer service and value across the industry. We thank our customers and suppliers for their ongoing support as well as our employees for their continued dedication.”

Like many companies in the oil and gas industry, CHC’s operations have been significantly affected by the dramatic decline in oil prices since their peak in 2014 and general uncertainty in the energy market, which has led to decreased customer demand and an increase in idle aircraft. Despite significant efforts to reduce costs, these factors, coupled with CHC’s debt and aircraft lease obligations, resulted in the Company’s decision to engage advisors to assist in evaluating strategic alternatives to improve its capital structure. CHC and its advisors determined a court-supervised reorganization process provides the best and most efficient way to align the Company’s debt, lease and interest costs with customer demand in the current operating environment, and position CHC for long-term success.

The Company also announced that it has filed certain “first-day” motions with the court to facilitate operating in the normal course throughout the court-supervised restructuring process.

Customers, suppliers and other stakeholders can find additional information about CHC’s reorganization at www.chc.ca/restructuring. In addition, court filings and other information related to the restructuring proceedings are available at a website administered by the Company’s claims agent, Kurtzman Carson Consultants, at www.kccllc.net/chc.

Seabury Advisors, PJT Partners and CDG Group are serving as financial advisors to the Company and Weil, Gotshal & Manges LLP and Debevoise & Plimpton LLP are serving as its legal advisors.

Cautionary Note on Forward-Looking Statements

This press release, and other statements that we may make, contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements about our expectations for the timing and execution of our restructuring plan, our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings. Such forward-looking statements are based upon the current beliefs and expectations of our management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: risks and uncertainties relating to the Chapter 11 court cases, our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases, the effects of the Chapter 11 cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general, the length of time we will operate under the Chapter 11 cases, risks associated with third-party motions in the Chapter 11 cases, which may interfere with our ability to consummate any restructuring transactions, the potential adverse effects of the Chapter 11 cases on our liquidity or results of operations, increased legal and other professional costs necessary to execute our reorganization, our ability to hire and retain key personnel, our relationship with our employees, our ability to successfully implement our strategic, operating, financial and personnel initiatives, our ability to maintain the value and image of our brand and protect our intellectual property rights, general economic conditions, geopolitical events, other regulatory changes, inflation or deflation, disruptions in the global financial markets, the highly competitive and evolving nature of our industry in the U.S. and internationally, continued compliance with U.S. and foreign government regulations and legislation, including environmental, immigration, labor, and occupational health and safety laws and regulations, litigation and other inquiries and investigations, including the risks that we, our officers or directors in cases where indemnification applies, will not be successful in defending any proceedings, lawsuits, disputes, claims or audits, and that exposure could exceed expectations or insurance coverage, statements that bear on our strategy, future operations, projections, conclusions, and forecasts, competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, exchange rate fluctuations, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, trade industry exposure, ability to continue maintaining government issued licenses, necessary aircraft or insurance, compliance with all applicable OTC listing requirements and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, as amended, for the year ended April 30, 2015 and Quarterly Report on Form 10-Q for the quarter ended January 31, 2016. The Company’s filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. No assurances can be given that our efforts to effectively reorganize under Chapter 11 of the Bankruptcy Code will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 cases is highly speculative and poses substantial risks. Although the Company does not yet have a plan of reorganization or an agreement with creditors and lessors for such a plan, no assurance can be given that, when the reorganization is completed, its ordinary shares will not be cancelled without any distribution being made to shareholders.

ABOUT CHC

CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One segment. The Company has a fleet of more than 220 aircraft and operates on six continents.

CHC Group
MEDIA
Susan Gordon, +1.214.262.7426
Senior Director, Global Communications
susan.gordon@chc.ca

INVESTORS
+1.604.247.7060
investor@chc.ca